AXA Equitable Life Insurance Company

Supplement dated July 22, 2015 to the current prospectus for Equivest® ExpressSM Series 701

This Supplement modifies certain information in the above-referenced prospectus, supplements to the prospectus and statement of additional information (together, the “Prospectus”) offered by AXA Equitable Life Insurance Company (“AXA Equitable”). You should read this Supplement in conjunction with your Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center referenced in your Prospectus.

The purpose of this Supplement is to provide you with certain changes to the Prospectus. Please note the following changes:

1.	Revised Fee table

A.	In the section entitled “Portfolio operating expenses expressed as an annual percentage of daily net assets” under the heading “Fee Table,” the second table is deleted in its entirety and replaced with the following:

Portfolio operating expenses expressed as an annual percentage of daily net assets
Total Annual Portfolio Operating Expenses for 2014 after the effect of Expense Limitation Arrangements(5)	Lowest 0.62%	Highest 1.45%

B.	In the section entitled “Fee Table,” under footnote number 5, the third sentence is deleted in its entirety and replaced with the following:

The “Highest” represents the total annual operating expenses of the CharterSM Small Cap Value Portfolio and the CharterSM Small Cap Growth Portfolio.

2.	Revised Hypothetical Illustrations

The section entitled “Hypothetical Illustrations” under “Appendix III” is deleted in its entirety and replaced with the following:

ILLUSTRATION OF ACCOUNT VALUES, CASH VALUES AND DEATH

The following tables illustrate the changes in account value, cash value and the values of the death benefit under certain hypothetical circumstances for an EQUI-VEST® ExpressSM contract. The table illustrates the operation of a contract based on a male, issue age 60, who makes a single $100,000 contribution and takes no withdrawals. The amounts shown are for the beginning of each contract year and assume that all of the account value is invested in portfolios that achieve investment returns at constant gross annual rates of 0% and 6% (i.e., before any investment management fees, 12b-1 fees or other expenses are deducted from the underlying portfolio assets). After the deduction of the arithmetic average of the investment management fees, 12b-1 fees and other expenses of all of the underlying portfolios (as described below), the corresponding net annual rates of return would be (2.23)%, 3.77% for the EQUI-VEST® ExpressSM contract, at the 0% and 6% gross annual rates, respectively. These net annual rates of return reflect the trust and separate account level charges, but they do not reflect the charges we deduct from your account value annually for the annual administrative charge. If the net annual rates of return did reflect these charges, the net annual rates of return shown would be lower; however, the values shown in the following tables reflect any applicable administrative charge and withdrawal charge.

With respect to fees and expenses deducted from assets of the underlying portfolios, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.51%, and (2) an assumed average asset charge for all other expenses of the underlying portfolios equivalent to an effective annual rate of 0.38% and (3) 12b-1 fees equivalent to an effective annual rate of 0.25%. These rates are the arithmetic average for all portfolios that are available as investment options. In other words, they are based on the hypothetical assumption that account values are allocated equally among the variable investment options. The actual rates associated with any contract will vary depending upon the actual allocation of contract values among the investment options. These rates do not reflect expense limitation arrangements in effect with respect to certain of the underlying portfolios as described in the footnotes to the fee table for the underlying portfolios in “Fee table” earlier in this Prospectus. With these arrangements, the charges shown above would be lower. This would result in higher values than those shown in the following tables. Because your circumstances will no doubt differ from those in the illustrations that follow, values under your contract will differ, in most cases substantially. For new business, we will furnish you with a personalized illustration upon request.

154144 (7/15)
701 IF only	#945373

Variable deferred annuity

EQUI-VEST Express

$100,000 Single contribution and no withdrawals

Male, issue age 60

Benefits:

Return of Premium Guaranteed minimum death benefit

Age	Contract Year	Account Value		Cash Value		Return of Premium Guaranteed minimum death benefit		Greater of Account Value or the Death benefit
		0%	6%	0%	6%	0%	6%	0%	6%
60	1	100,000	100,000	93,700	93,700	100,000	100,000	100,000	100,000
61	2	97,720	103,770	91,564	97,232	100,000	100,000	100,000	103,770
62	3	95,491	107,682	90,335	101,867	100,000	100,000	100,000	107,682
63	4	93,311	111,742	89,113	106,742	100,000	100,000	100,000	111,742
64	5	91,181	115,954	87,898	111,954	100,000	100,000	100,000	115,954
65	6	89,097	120,326	86,692	117,326	100,000	100,000	100,000	120,326
66	7	87,060	124,862	85,493	122,862	100,000	100,000	100,000	124,862
67	8	85,069	129,569	84,303	128,569	100,000	100,000	100,000	129,569
68	9	83,122	134,454	83,122	134,454	100,000	100,000	100,000	134,454
69	10	81,218	139,523	81,218	139,523	100,000	100,000	100,000	139,523
74	15	72,318	167,883	72,318	167,883	100,000	100,000	100,000	167,883
79	20	64,367	202,006	64,367	202,006	100,000	100,000	100,000	202,006
84	25	57,264	243,066	57,264	243,066	100,000	100,000	100,000	243,066
89	30	50,919	292,471	50,919	292,471	100,000	100,000	100,000	292,471
94	35	45,250	351,918	45,250	351,918	100,000	100,000	100,000	351,918
95	36	44,191	365,186	44,191	365,186	100,000	100,000	100,000	365,186

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The account value, cash value and guaranteed benefits for a contract would be different from the ones shown if the actual gross rate of investment return averaged 0% or 6% over a period of years, but also fluctuated above or below the average for individual contract years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

EQUI-VEST® is issued by and is a registered service mark of AXA Equitable Life Insurance Company (AXA Equitable).

Copyright 2015 AXA Equitable Life Insurance Company. All rights reserved.

AXA Equitable Life Insurance Company

1290 Avenue of the Americas,

New York, NY 10104

(212) 554-1234

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